Exhibit 99.1

Gardner Denver Announces Emily A. Weaver as Chief Financial Officer

MILWAUKEE (October 9, 2019) -- Gardner Denver Holdings, Inc. (NYSE: GDI) today announced the appointment of Emily A. Weaver as Senior Vice President and Chief Financial Officer (CFO) effective December 1, 2019.

As Senior Vice President and CFO, Weaver will oversee all finance and accounting, including controllership, tax, treasury, planning, and investor relations, as well as information technology, and will report directly to Vicente Reynal, Chief Executive Officer (CEO).

Weaver joins Gardner Denver from Fortive Corporation where she is currently its Chief Accounting Officer, and brings to Gardner Denver more than 25 years of experience as a leader at world-class industrial companies including Fortive, Danaher and General Electric. In addition to extensive experience in controllership and financial accounting, she has helped drive outstanding operational results throughout her career. Further, Weaver was instrumental in leading the spin-off of Fortive from Danaher in 2016, and more recently oversaw the execution of the $2.7 Billion Reverse Morris Trust spin-off of Fortive’s Automation and Specialty business.

“Emily’s extensive and broad experience as well as her performance-driven mindset, operational focus and impressive leadership capabilities make her an ideal fit for Gardner Denver and the new company culture we are creating through the merger with Ingersoll Rand’s Industrial segment.  She will play a critical role in the integration of the two businesses, and will be instrumental in driving our positive momentum and continued performance through closing and beyond,” said Reynal. “I am excited to have her as my partner as we move the company forward into this next exciting chapter.”

“I am thrilled to join Gardner Denver as we approach this significant transformation,” said Weaver.  “This is an extraordinary opportunity to become part of a world class industrial company that has tremendous momentum.  I am proud to join Vicente and the rest of the leadership team to help drive performance and achieve results for our employees, customers and shareholders through the application of GDX and a focus on continuous improvement.”

Weaver will succeed Neil Snyder, Gardner Denver’s current CFO, who is leaving to pursue other opportunities.  Snyder will remain CFO until the transition and will continue in an advisory capacity for a mutually agreed period.  “On behalf of the Board and the management team, I would like to thank Neil for his contributions to Gardner Denver over the years.  He has been a key driver in building and executing our strategy and his dedication and commitment to the overall success of Gardner Denver is greatly appreciated.  I wish him all the best in his future endeavors,” said Reynal.

About Gardner Denver

Gardner Denver (NYSE: GDI) is a leading global provider of mission-critical flow control and compression equipment and associated aftermarket parts, consumables and services, which it sells across multiple attractive end-markets within the industrial, energy and medical industries. Its broad and complete range of compressor, pump, vacuum and blower products and services, along with its application expertise and over 155 years of engineering heritage, allows Gardner Denver to provide differentiated product and service offerings for its customers’ specific uses. Gardner Denver supports its customers through its global geographic footprint of 41 key manufacturing facilities, more than 30 complementary service and repair centers across six continents, and approximately 6,800 employees world-wide.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934.  These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements, including statements relating to the CFO transition. You can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.  Such forward-looking statements are subject to various risks and uncertainties, including relating to the pending merger between Ingersoll-Rand plc’s (“Ingersoll-Rand”) Industrial segment (“Ingersoll Rand Industrial”) and Gardner Denver, including that conditions to such merger may not be satisfied, that such pending merger may require significant time and attention of Gardner Denver’s management, and that such pending merger may have a material adverse effect on Gardner Denver whether or not it is completed, macroeconomic factors beyond the Company’s control, risks of doing business outside the United States, the Company’s dependence on the level of activity in the energy industry, potential governmental regulations restricting the use of hydraulic fracturing, raw material costs and availability, the risk of a loss or reduction of business with key customers or consolidation or the vertical integration of the Company’s customer base, loss of or disruption in the Company’s distribution network, the risk that ongoing and expected restructuring plans may not be as effective as the Company anticipates, and the Company’s substantial indebtedness.  Additional factors that could cause Gardner Denver’s results to differ materially from those described in the forward-looking statements can be found under the section entitled “Risk Factors” in our most recent annual report on form 10-K filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.  Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements.  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC.  We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the pending merger transaction between Gardner Denver and Ingersoll Rand Industrial, Gardner Denver and Ingersoll Rand Industrial will file registration statements with the SEC registering shares of Gardner Denver common stock and Ingersoll Rand Industrial common stock in connection with the proposed transaction. Gardner Denver will also file a proxy statement, which will be sent to the Gardner Denver shareholders in connection with their vote required in connection with the proposed transaction. If the transaction is effected in whole or in part via an exchange offer, Ingersoll-Rand will also file with the SEC a Schedule TO with respect thereto. Ingersoll-Rand shareholders are urged to read the prospectus and/or information statement that will be included in the registration statements and any other relevant documents when they become available, and Gardner Denver stockholders are urged to read the proxy statement and any other relevant documents when they become available, because they will contain important information about Gardner Denver, Ingersoll Rand Industrial and the proposed transaction. The proxy statement, prospectus and/or information statement, and other documents relating to the proposed transactions (when they become available) can be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement, prospectus and/or information statement and other documents (when they are available) will also be available free of charge on Ingersoll-Rand’s website at http://ir.ingersollrand.com or on Gardner Denver’s website at https://investors.gardnerdenver.com. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Gardner Denver in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This press release is not a solicitation of a proxy from any security holder of Gardner Denver. However, Ingersoll-Rand, Gardner Denver and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Gardner Denver in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Ingersoll-Rand may be found in its Annual Report on Form 10-K filed with the SEC on February 12, 2019 and its definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 23, 2019. Information about the directors and executive officers of Gardner Denver may be found in its Annual Report on Form 10-K filed with the SEC on February 27, 2019, and its definitive proxy statement relating to its 2019 Annual Meeting of Stockholders filed with the SEC on March 26, 2019.

Gardner Denver Holdings, Inc.
Media & Investor Relations Contact
Vikram Kini
(414) 212-4753
vikram.kini@gardnerdenver.com